                                                                    EXHIBIT 10.1

                                    AMENDMENT NO. 1 AND WAIVER dated as of
                           September 24, 2002 (this "Amendment"), to the Credit Agreement dated as of March 28, 2002 (the "Credit Agreement"), among Cumulus Media Inc., an Illinois corporation (the "Borrower"); the financial institutions party thereto as Lenders (the "Lenders"); and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").

                  A. The Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

                  B. The Borrower has requested that the Required Lenders agree to amend and waive certain provisions of the Credit Agreement as set forth herein. The Required Lenders are willing to agree to such amendments and waivers pursuant to the terms and subject to the conditions set forth herein.

                  C. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended and waived hereby.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendment. The definition of the term "Consolidated Interest Expense" in Section 1.01 of the Credit Agreement is hereby amended by adding before the period at the end thereof the following:

         ; provided that Consolidated Interest Expense shall not include pursuant to clause (a)(iv) hereof any dividends paid in cash on the Series A Preferred Stock up to $4,500,000 in any fiscal quarter, commencing with the fiscal quarter ended June 30, 2002 and ending with the fiscal quarter ending June 30, 2003

                  SECTION 2. Waiver. The Required Lenders hereby waive compliance by the Borrower with the provisions of Section 6.13 of the Credit Agreement with respect to the period ended June 30, 2002, but only to the extent that no Default would have occurred under such Section if this Amendment had been effective as of such date.

                  SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

                  (b) On and as of the Amendment Effective Date, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date.

                  (c) At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date (such date, the "Amendment Effective Date") that the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and the Required Lenders.

                  SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



                                    CUMULUS MEDIA INC.,

                                      by
                                          /s/ Martin Gausvik
                                          --------------------------------------
                                          Name:  Martin Gausvik
                                          Title: EVP, CFO & Treasurer



                                    JPMORGAN CHASE BANK, individually and
                                    as Administrative Agent,

                                      by
                                          /s/ Joan M. Fitzgibbon
                                          --------------------------------------
                                          Name:  Joan M. Fitzgibbon
                                          Title: Managing Director



                                    AMMC CDO II, LIMITED,

                                    by AMERICAN MONEY MANAGEMENT
                                       CORP., as Collateral Manager,

                                       by
                                           /s/ David P. Meyer
                                           -------------------------------------
                                           Name:  David P. Meyer
                                           Title: Vice President



                                    BANK OF AMERICA N.A.,

                                       by
                                           /s/ Steven P. Renwick
                                           -------------------------------------
                                           Name:  Steven P. Renwick
                                           Title: Principal



                                    CIBC WORLD MARKETS CORP.,

                                       by
                                           /s/ Keith Labbate
                                           -------------------------------------
                                           Name:  Keith Labbate
                                           Title: Executive Director

                                    CIT LENDING SERVICES CORPORATION,

                                       by
                                           /s/ Rosemary Abee
                                           -------------------------------------
                                           Name:  Rosemary Abee
                                           Title:  Vice President



                                    CREDIT LYONNAIS NEW YORK BRANCH,

                                       by
                                           /s/ Douglas E. Roper
                                           -------------------------------------
                                           Name:  Douglas E. Roper
                                           Title: First Vice President



                                    DEBT STRATEGIES FUND, INC.,

                                       by
                                           /s/ Robert Phillips
                                           -------------------------------------
                                           Name:  Robert Phillips
                                           Title: Authorized Signatory



                                    FLEET NATIONAL BANK,

                                       by
                                           /s/ Andre Paquette
                                           -------------------------------------
                                           Name:  Andre Paquette
                                           Title: Vice President



                                    ING CAPITAL LLC,

                                       by
                                           /s/ William James
                                           -------------------------------------
                                           Name:  William James
                                           Title: Director



                                    ING PRIME RATE TRUST,

                                    by ING INVESTMENTS, LLC, as its
                                       investment manager,

                                       by
                                           /s/ Jeffrey A. Bakalar
                                           -------------------------------------
                                           Name:  Jeffrey A. Bakalar
                                           Title: Senior Vice President

                                    ING SENIOR INCOME FUND,

                                    by ING INVESTMENTS, LLC, as its
                                       investment manager,

                                       by
                                           /s/ Jeffrey A. Bakalar
                                           -------------------------------------
                                           Name:  Jeffrey A. Bakalar
                                           Title: Senior Vice President



                                    LONGHORN CDO (CAYMAN) LTD.,

                                    by MERRILL LYNCH INVESTMENT
                                       MANAGERS, L.P., as Investment Advisor,

                                       by
                                           /s/ Robert Phillips
                                           -------------------------------------
                                           Name:  Robert Phillips
                                           Title: Authorized Signatory



                                    LONGHORN CDO II, LTD.,

                                    by MERRILL LYNCH INVESTMENT
                                       MANAGERS, L.P., as Investment Advisor,

                                       by
                                           /s/ Robert Phillips
                                           -------------------------------------
                                           Name:  Robert Phillips
                                           Title: Authorized Signatory



                                    MARINER CDO 2002, LTD.,

                                       by
                                           /s/ David Mahon
                                           -------------------------------------
                                           Name:  David Mahon
                                           Title: Vice President



                                    MERRILL LYNCH PRIME RATE
                                    PORTFOLIO,

                                    by MERRILL LYNCH INVESTMENT
                                       MANAGERS, L.P., as Investment Advisor,

                                       by
                                           /s/ Robert Phillips
                                           -------------------------------------
                                           Name:  Robert Phillips
                                           Title: Authorized Signatory

                                    NATEXIS BANQUES POPULAIRES,

                                       by
                                           /s/ Evan S. Kraus
                                           -------------------------------------
                                           Name:  Evan S. Kraus
                                           Title: Vice President

                                       by
                                           /s/ Cynthia E. Sachs
                                           -------------------------------------
                                           Name:  Cynthia E. Sachs
                                           Title: Vice President, Group Manager



                                    NATIONAL CITY BANK,

                                       by
                                           /s/ Christian Kalmbach
                                           -------------------------------------
                                           Name:  Christian Kalmbach
                                           Title: Senior Vice President



                                    OAK HILL SECURITIES FUND, L.P.,

                                    by OAK HILL SECURITIES GENPAR, L.P.,
                                       its General Partner,

                                     by OAK HILL SECURITIES MGP, INC.,
                                        its General Partner,

                                       by
                                           /s/ Scott D.Krase
                                           -------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Authorized Signatory



                                    OAK HILL SECURITIES FUND II, L.P.,

                                    by OAK HILL SECURITIES GENPAR II,
                                       L.P., its General Partner,

                                     by OAK HILL SECURITIES MGP II,
                                        INC., its General Partner,

                                       by
                                           /s/ Scott D.Krase
                                           -------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Authorized Signatory

                                    OAK HILL CREDIT PARTNERS I, LIMITED,

                                     by OAK HILL CLO MANAGEMENT, LLC,
                                        as Investment Manager,

                                       by
                                           /s/ Scott D.Krase
                                           -------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Authorized Signatory



                                    OAK HILL CREDIT PARTNERS II,
                                    LIMITED,

                                     by OAK HILL CLO MANAGEMENT, LLC,
                                        as Investment Manager,

                                       by
                                           /s/ Scott D.Krase
                                           -------------------------------------
                                           Name:  Scott D. Krase
                                           Title: Authorized Signatory



                                    SANKATY HIGH YIELD PARTNERS II, L.P.,

                                       by
                                           /s/ Diane J. Exter
                                           -------------------------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director, Portfolio
                                                  Manager



                                    SANKATY ADVISORS, LLC, as Collateral
                                    Manager for CASTLE HILL I - INGOTS,
                                    LTD., as Term Lender,

                                       by
                                           /s/ Diane J. Exter
                                           -------------------------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director, Portfolio
                                                  Manager



                                    SANKATY ADVISORS, LLC, as Collateral
                                    Manager for GREAT POINT CLO 1999-1
                                    LTD., as Term Lender,

                                       by
                                           /s/ Diane J. Exter
                                           -------------------------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director, Portfolio
                                                  Manager

                                    SANKATY ADVISORS, LLC, as Collateral
                                    Manager for RACE POINT CLO, LIMITED, as
                                    Term Lender,

                                       by
                                           /s/ Diane J. Exter
                                           -------------------------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director, Portfolio
                                                  Manager



                                    SANKATY HIGH YIELD PARTNERS III,
                                    L.P.,

                                       by
                                           /s/ Diane J. Exter
                                           -------------------------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director, Portfolio
                                                  Manager



                                    STANFIELD ARBITRAGE CDO, LTD.,

                                     by STANFIELD CAPITAL PARTNERS
                                        LLC, as its Collateral Manager,

                                       by
                                           /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name:  Christopher E. Jansen
                                           Title: Managing Partner



                                    SUNTRUST BANK,

                                       by
                                           /s/ J. Eric Millham
                                           -------------------------------------
                                           Name:  J. Eric Millham
                                           Title: Director



                                    TORONTO DOMINION (NEW YORK), INC.,

                                       by
                                           /s/ David G. Parker
                                           -------------------------------------
                                           Name:  David G. Parker
                                           Title: Vice President

                                    U.S. BANK NATIONAL ASSOCIATION,

                                       by
                                           /s/ Christian J. Bugyis
                                           -------------------------------------
                                           Name:  Christian J. Bugyis
                                           Title: Vice President